UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 8, 2025, the Audit Committee of the Board of Directors (the "Audit Committee") of Lesaka Technologies, Inc. (the "Company"), following consultation with the Company's management and KPMG Inc, the Company's independent registered public accounting firm, concluded that the Company's unaudited condensed consolidated financial statements for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively, included in the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively (the "Quarterly Reports"), should be restated, and that such unaudited condensed financial statements should no longer be relied upon, due to the Company's re-evaluation of the classification of certain revenue that has been reported as an agent rather than as principal, and related cost of goods sold. The Company will also make corresponding revisions to its Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively, included in the Quarterly Reports. The Company anticipates that the restatement will have no impact on its reported operating income (loss), net loss or loss per share or the Company's net cash flows or liquidity. The restatement is expected to result in an increase in the Company's revenue, with the increase in revenue expected to be offset by a corresponding increase in its cost of goods sold, IT processing, servicing and support.

During the Company's year-end financial closing process, the Company determined that, at the outset of fiscal year 2025, accounting personnel of one of its subsidiaries misinterpreted the accounting implications of a change in operating process with one of its suppliers, resulting in the incorrect determination that revenue from the sale of certain vouchers was to be recorded on an agent basis instead of on a principal basis.

The Company continues to re-evaluate its accounting for revenue on an agent versus principal basis related to other agreements and restatement of the revenue or costs associated with these other agreements may be required in the Quarterly Reports or for other fiscal periods if its current treatment changes.

The Company is in the process of preparing restated financial statements for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively. The Company is working diligently to prepare and file with the SEC its Quarterly Reports on Form 10-Q/A for the quarters ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively.

Background to underlying revenue recognition

We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers that are held as inventory and (b) distribute Alternative Digital Products ("ADP"), including prepaid airtime vouchers (which we do not hold as inventory), prepaid electricity, gaming vouchers, and other services, to end consumers through our platforms. The determination of whether we act as a principal or as an agent when providing these services using guidance contained in Accounting Standards Codification ("ASC") 606 Revenue from Contracts with Customers requires a significant amount of judgement. When we are the principal in a transaction, revenue is reported on a gross basis. When we are an agent in a transaction, revenue is recognized based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers.

The Company incorrectly concluded that it was selling certain vouchers as an agent instead of as a principal. As a result, the Company did not record the correct revenue and related costs in respect of these transactions. There was no impact on the Company's reported operating income (loss), net loss or loss per share.

The Company's management evaluated the impact of the misstatement on its reported results for the periods ended September 30, 2024, December 31, 2024, and March 31, 2025, respectively, and recommended to the Audit Committee that it should restate its financial statements for those periods. The Audit Committee has assessed the guidance contained in ASC 606 and determined that a restatement of the reported results for September 30, 2024, December 31, 2024, and March 31, 2025, respectively, is required and the disclosures contained in ASC 250 Accounting Changes and Error Corrections should be contained in its amended Form 10-Qs.

The Company is currently assessing the impact of this restatement on its internal control over financial reporting.

Discussion with Independent Accountant

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with KPMG Inc, the Company's independent registered public accounting firm.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome of the restatement. These statements are based on current expectations as of the date of this filing and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, the timely completion of the restatement and the restated filings, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission (SEC) of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, whether the Company's re-evaluation of its accounting on an agency versus principal basis related to other agreements will result in the restatement of revenue and costs associated with these other agreements in the Quarterly Reports or for other fiscal periods, uncertainties around the effectiveness of the Company's internal control over financial reporting and the effectiveness of the Company's disclosure controls and procedures, potential legal or regulatory action related to the restatement, and the potential impact on the Company's business and any market reaction to any announcements regarding any of the foregoing and other risks detailed in the Company's filings with the SEC, including its Annual Report on Form 10-K for the year ended June 30, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: September 10, 2025	By:	/s/ Dan L. Smith
	Name:	Dan L. Smith
	Title:	Group Chief Financial Officer